                                                                   EXHIBIT 10.15


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 6, 2000 is entered into by and among eBenX, Inc., a Minnesota corporation ("Parent"), Jeff Rosenblum ("Rosenblum"), and the entities and persons set forth under the heading "Shareholders" and Warrantholders on Exhibit A to this Agreement (including Rosenblum, the "Holders").

         WHEREAS, Parent has entered into an Agreement and Plan of Merger, dated as of August 29, 2000 (the "Merger Agreement"), with Arbor Administrative Services, Inc., a Delaware corporation (the "Company") and Rosenblum, a shareholder of the Company, whereby the Company will merge (the "Merger") with and into Arkansas Acquisition Corp., a Minnesota corporation and a wholly owned subsidiary of Parent ("Merger Sub");

         WHEREAS, upon closing of the Merger, Parent will issue shares of its common stock to the Shareholders (the "Merger Common Shares") and warrants to purchase shares of its common stock (the "Merger Warrant Shares," and together with the Merger Common Shares, the "Merger Shares") to the Warrantholders in partial consideration of the Merger and such Merger Shares will be issued without registration under the Securities Act; and

         WHEREAS, Parent and the Holders desire to provide for certain arrangements with respect to the registration of the Merger Shares under the Securities Act.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Registration Rights.

         (a) Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act (as defined herein).

                  "Common Stock" means the common stock, $.01 par value per share, of Parent.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

                  "Registration Statement" means a registration statement filed by Parent with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Registration Expenses" means the expenses described in
         Section 6.

                  "Registrable Shares" means (i) the Merger Shares, and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

         2. Required Registrations.

         (a) A Holder or Holders owning or controlling a majority of the Merger Shares may request Parent, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares; provided, that Parent shall have no obligation to file such Registration Statement until such time as Parent is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings). Upon receipt of any such request, Parent shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to Parent within 20 days after Parent provides its notice, to elect to have included in such registration such of their Registrable Shares as will not be subject to the transfer restrictions set forth in Section 12 hereof in the case of Holders other than Rosenblum, and as will not be subject to restrictions on transfer pursuant to that certain Lock-Up Agreement, dated the date hereof, by and between Parent and Rosenblum in the case of Rosenblum, in each case during the period of time such registration statement will remain effective pursuant to Section 5 hereof, as such Holders may request in such notice of election.

         (b) At any time after 180 days following the closing of the Merger a Holder or Holders owning or controlling a majority of the Merger Shares may request Parent, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate market value as of the date of such request of at least $500,000; provided, that Parent shall have no obligation to file such Registration Statement until such time as Parent is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings). Upon receipt of any such request, Parent shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to Parent within 20 days after Parent provides its notice, to elect to have included in such registration such of their Registrable Shares as will not be subject to the transfer restrictions set forth in Section 12 hereof in the case of Holders other than Rosenblum, and as will not be subject to restrictions on transfer pursuant to that certain Lock-Up Agreement, dated the date hereof, by and between Parent and Rosenblum in the case of Rosenblum, in each case during the period of time such registration statement will remain effective pursuant to Section 5 hereof, as such Holders may request in such notice of election.

         (c) Parent shall not be required to effect (i) more than one registration pursuant to paragraph (a) above, (ii) more than three registrations pursuant to paragraph (b) above or (iii) more than two registrations pursuant to paragraphs (a) or (b) above in any one twelve-month period.

         (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, Parent is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Holders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of Parent's Board of Directors, would be adversely affected by the requested registration to the material detriment of Parent, then Parent may at its option direct that such request be delayed for a period not in excess of sixty days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by Parent not more than twice in any twelve-month period.

         (e) Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a demand for registration pursuant to subsections (a) or (b) hereof, Parent may elect to effect an underwritten primary registration in lieu of the requested registration, provided that all Registrable Securities for which registration was requested are included in such registration. If Parent so elects, Parent shall give prompt written notice to all holders of Registrable Securities of its intent to effect such a registration and shall afford such holders the rights contained in Section 3 with respect to "incidental" registrations.

         3. Incidental Registration.

         (a) Whenever Parent proposes to file a Registration Statement (other than pursuant to Section 2) to register shares of its common stock at any time and from time to time, it will, prior to or promptly after such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Shareholder or Holders given within 20 days after Parent provides such notice (which request shall state the number of Registrable

Securities to be included in such registration), Parent shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the common stock otherwise being sold in such registration; provided that Parent shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Shareholder.

         (b) In connection with any registration under this Section 3 involving an underwriting, Parent shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between Parent and the underwriters selected by it, provided terms of the underwriting are consistent with this Agreement.

         4. Limited Participation. If any Registrable Shares are to be registered under Sections 2 or 3 hereof as part of an underwritten offering and, in the opinion of the managing underwriter, it is appropriate because of marketing factors (including, without limitation pricing) to limit the number of Registrable Shares to be included in any particular offering of shares of Common Stock in which any Shareholder has requested registration of Registrable Shares pursuant to Sections 2 or 3 hereof, then Parent shall not be required to include in the registration any more than that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         5. Registration Procedures. If and whenever Parent is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, Parent shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective as soon as practicable, subject to the provisions of Sections 2 and 3 hereof;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or one hundred twenty days after the effective date thereof;

                  (c) as expeditiously as possible furnish to each selling Shareholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Shareholder.

                  (d) promptly notify each selling Shareholder of the notification to Parent by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement;

                  (e) notify each Shareholder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the request of any such holder prepare and furnish to such holder within three months of the notice provided to such Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange or quotation system on which any of the securities of the same class as the Registrable Securities are then listed; and

                  (g) in the case of any sale or proposed sale of Registrable Securities by Rosenblum having an estimated aggregate market value in excess of $5,000,000, at the reasonable request of any broker or placement agent retained by or acting on behalf Rosenblum (after reasonable advance notice and consultation with Parent ), senior management of Parent will participate in a road show or similar meetings, which meetings in the aggregate will consist of no more than 3 days, with prospective investors located in the United States, but outside Minneapolis (if necessary), and permit reasonable access during regular business hours to Parent's senior management and records for due diligence purposes, in each case to the extent necessary in the reasonable opinion of such broker or placement agent to expedite or facilitate the disposition of such Registrable Securities.

         Upon receipt of any notice from Parent of the happening of any event of the kind described in subsections (d) or (e) of this Section 6, each Shareholder will immediately discontinue such Shareholder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holders receives the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 6 and, if so directed by Parent, shall deliver to Parent all copies then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.


         6. Allocation of Expenses. Parent will pay all Registration Expenses of all registrations under this Agreement; provided, however, on a one time only basis, that if a registration under Section 2 is withdrawn at the request of the Holders requesting such registration (other than as a result of information concerning the business or financial condition of Parent which is made known to the Holders after the date on which such registration was requested) and if the requesting Holders elect not to have such registration counted as a registration requested under Section 2, all of the requesting Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares to have been included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by Parent in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for Parent, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Holders' own counsel.

         7. Indemnification and Contribution.

         (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Parent will indemnify and hold harmless the seller of such Registrable Shares, any person, including any placement agent, who sells such Registrable Shares under any such Registration Statement on behalf of such seller (together, the "Seller"), and each other person, if any, who controls such Seller within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) including, without limitation, reasonable legal fees and expenses, arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Parent will reimburse such Seller and each such controlling person for any legal or any other expenses reasonably incurred by such Seller or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by or on behalf of such Seller or controlling person specifically for use in the preparation thereof or (y) a breach of a representation, warranty or covenant of the Company or Rosenblum contained in the Merger Agreement.

         (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless Parent, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Parent or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which Parent, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to Parent by or on behalf of such Seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement. The aggregate amount that any Holder, or any Seller acting on behalf of such Holder, shall be required to pay pursuant to this Section 7(b) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Shares pursuant to the Registration Statement giving rise to such claim.

         (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Shareholder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, Parent and such Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and Parent is responsible for the remaining portion; provided, however, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the net proceeds to it of all the Registrable Shares sold by it pursuant to such Registration Statement, (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the

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

Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         8. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Sections 2 or 3, Parent agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by Parent of the underwriters of such offering.

         9. Information by Holder. It shall be a condition precedent to Parent's obligation to include Registrable Securities in a Registration Statement that each Shareholder including Registrable Shares in any registration shall furnish to Parent such information regarding such Shareholder and the distribution proposed by such Shareholder as Parent may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         10. Rule 144 Requirements. After the closing of the sale of securities of Parent pursuant to a Registration Statement Parent agrees to:

                  (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about Parent;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) furnish to any holder of Registrable Shares upon request
         (i) a written statement by Parent as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of Parent, and (iii) such other reports and documents of Parent as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         11. Effectiveness; Termination.

         (a) Effectiveness. This Agreement shall become effective upon the closing of the Merger Agreement and issuance by Parent of the Merger Shares. In the event that the Merger Agreement is terminated prior to its closing, this Agreement shall immediately terminate and have no force or effect.

         (b) Termination. Parent shall have no obligation to register Registrable Shares under Section 2 hereof as to any Holder other than Rosenblum, on and after that date which is three years after the closing of the Merger or at any time when all of the Registrable Shares of such Shareholder may be sold under Rule 144 in any three-month period.

         12. Transfer Restrictions.

         (a) Dispositions. In consideration of the Merger, each of the Holders other than Rosenblum hereby agrees that such Shareholder will not offer to sell, contract to sell, or otherwise sell, dispose of, loan or grant any rights with respect to, hedge, engage in a short sale (whether or not against the box), grant any put or call option with respect to (or which derives any significant part of its value from) (collectively, "Transfer") more than 20% of the Merger Shares (collectively, "Securities") within 180 days from the closing of the Merger.

         (b) Each certificate representing Merger Shares issued to the Holders or to any subsequent holder of such shares shall bear the following legend; provided, however, that such legend shall not be required if (i) a transfer is being made in connection with a

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

sale of Merger Shares registered under the Securities Act or in connection with a sale in compliance with Rule 144 under the Securities Act (each, a "Public Sale") or (ii) the opinion of counsel (which counsel is reasonably acceptable to Parent), in a form reasonably satisfactory to Parent, to the that neither such legend nor the restrictions on transfer contained in such legend are required in order to ensure compliance with the Securities Act:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom. Such shares may be transferred only in compliance with the conditions specified in the Registration Rights Agreement dated _____________, 2000, between the issuer and the individuals party thereto, a complete and correct copy of which is available for inspection at the principal office of the issuer and will be furnished to the holder hereof upon written request and without charge

         (c) Stop Transfer Order; Restrictive Legends. The Holders agree and consent to the entry of stop transfer instructions with Parent's transfer agent and registrar against the transfer of Securities except in compliance with the foregoing restrictions.

         (d) Prior to any proposed Transfer of any Merger Shares other than pursuant to an offering registered under the Securities Act, the Shareholder proposing to make such transfer shall give written notice to Parent of such holder's intention to effect such Transfer, which notice shall set forth the date of such proposed Transfer. Such Shareholder also shall furnish to Parent
(i) a written agreement by the proposed transferee that it is taking and holding the same subject to the terms and conditions specified in this Agreement, except with respect to any Merger Shares that are being sold in a Public Sale, and (ii) except with respect to any Merger Shares that have been registered under the Securities Act, a written opinion of such Shareholder's counsel, in form reasonably satisfactory to Parent, to the effect that the proposed Transfer may be effected without registration under the Securities Act.

         13. General.

         (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to Parent:

                           eBenX, Inc.
                           605 North Highway 169
                           Suite LL
                           Minneapolis, MN  55441-6465
                           Attn:  Scott P. Halstead

         with a copy to:

                           Dorsey & Whitney LLP
                           220 South Sixth Street
                           Minneapolis, MN  55402-1498
                           Attn:  Kenneth L. Cutler

         If to a Holder, at his or its address set forth on the signature pages attached hereto, with a copy to:

                           Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 South Broad Street, Suite 400
                           Philadelphia, PA 19102
                           Attn: Michael C. Forman
or, in any such case at such other address or addresses as shall have been furnished in writing by such party to the others.

         (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         (c) Assignment. No Holder may assign its rights under this Agreement except in connection with a Transfer of more than 50% of Merger Shares held by such Holder immediately after the Effective Time and shall provide Parent with notice of such assignment which notice shall include the number of Merger Shares so transferred and the name and address of such Transferee.

         (d) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Parent and the Holders of at least 50% of the then outstanding Merger Shares; provided, that this Agreement may be not amended in a manner which affects all Merger Shares then held by the Holders in a discriminatory fashion without the consent of all Holders who then hold Merger Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         (f) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws provisions.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       EBENX, INC.


                                       By: /s/ John J. Davis
                                           -------------------------------------
                                           Name:  John J. Davis
                                           Title:  President and C.E.O.


                                       HOLDERS:


                                       /s/ Jeffrey Rosenblum
                                       -----------------------------------------
                                       Jeffrey Rosenblum and Leonor Rosenblum

                                       Address: 104 Wisteria Lane
                                                Media, PA 19063



                                       /s/ Jeffrey Rosenblum
                                       -----------------------------------------
                                       The Jeffrey Rosenblum Irrevocable Trust
                                       dated 3/22/00, Michael C. Forman, Trustee

                                       Address: c/o Michael Forman
                                                206 Sartain Street
                                                Philadelphia, PA 19107



                                       /s/ Jeffrey Rosenblum
                                       -----------------------------------------
                                       The Jeffrey Rosenblum Grantor Retained
                                       Annuity Trust dated 3/22/00,
                                       Michael C. Forman, Trustee

                                       Address: c/o Michael Forman
                                                206 Sartain Street
                                                Philadelphia, PA 19107

                                       /s/ Arthur D. Warady
                                       -----------------------------------------
                                       Arthur D. Warady

                                       Address: 695 Kennedy Road
                                                Stafford, PA 19087



                                       /s/ Stephanie D. Warady Cohen
                                       -----------------------------------------
                                       The ARMW Trust, Stephanie D.Warady Cohen,
                                       TTEE, U/A/D 2/25/00

                                       Address: c/o Stephanie Warady Cohen
                                                3 Old Barn Court
                                                Newton, PA 18940



                                       /s/ Stephanie D. Warady Cohen
                                       -----------------------------------------
                                       The AFMW Trust, Stephanie D.Warady Cohen,
                                       TTEE, U/A/D 2/25/00

                                       Address: c/o Stephanie Warady Cohen
                                                3 Old Barn Court
                                                Newton, PA 18940



                                       /s/ Stephanie D. Warady Cohen
                                       -----------------------------------------
                                       The AJLO Trust, Stephanie D.Warady Cohen,
                                       TTEE, U/A/D 2/25/00

                                       Address: c/o Stephanie Warady Cohen
                                                3 Old Barn Court
                                                Newton, PA 18940

                                       /s/ Stephanie D. Warady Cohen
                                       -----------------------------------------
                                       The ASMO Trust, Stephanie D.Warady Cohen,
                                       TTEE, U/A/D 2/25/00

                                       Address: c/o Stephanie Warady Cohen
                                                3 Old Barn Court
                                                Newton, PA 18940



                                       /s/ Robert W. Owen
                                       -----------------------------------------
                                       Robert W. Owen

                                       Address: 606 Bair Road
                                                Berwyn, PA 19312



                                       /s/ Arthur D. Warady
                                       -----------------------------------------
                                       The EJO Trust, Arthur D. Warady, TTEE,
                                       U/A/D dated 2/25/00

                                       Address: c/o Arthur Warady
                                                695 Kennedy Road
                                                Stafford, PA 19087



                                       /s/ Arthur D. Warady
                                       -----------------------------------------
                                       The DJO Trust, Arthur D. Warady, TTEE,
                                       U/A/D dated 2/25/00

                                       Address: c/o Arthur Warady
                                                695 Kennedy Road
                                                Stafford, PA 19087

                                       /s/ Arthur D. Warady
                                       -----------------------------------------
                                       The LRO Trust, Arthur D. Warady, TTEE,
                                       U/A/D dated 2/25/00

                                       Address: c/o Arthur Warady
                                                695 Kennedy Road
                                                Stafford, PA 19087



                                       /s/ Michael C. Forman
                                       -----------------------------------------
                                       Michael C. Forman

                                       Address: 206 Sartain Street
                                                Philadelphia, PA 19107



                                       /s/ David W. Jennings
                                       -----------------------------------------
                                       David W. Jennings

                                       Address: 40 E. 66th Street, Apt. 8C
                                                New York, NY 10021



                                       /s/ Robert A. Rosenblum
                                       -----------------------------------------
                                       Robert A. Rosenblum

                                       Address: 3451 Geddes Road
                                                Ann Arbor, MI 48105



                                       /s/ David M. Cohn
                                       -----------------------------------------
                                       David M. Cohn

                                       Address: 89051 Old Highway
                                                Tavernier, FL 33070

                                       /s/ David Saphier
                                       -----------------------------------------
                                       David Saphier

                                       Address: 180 West End Avenue, Apt. 16D,
                                                New York, NY 10023



                                       /s/ Peter Byer
                                       -----------------------------------------
                                       Peter Byer

                                       Address: 1087 Seward Avenue
                                                Westfield, NJ  07090



                                       /s/ Marc Richman
                                       -----------------------------------------
                                       Richman Family Partnership

                                       Address: c/o Marc Richman
                                                Legg Mason
                                                1735 Market Street, 10th Flr.,
                                                Philadelphia, PA 19103]



                                       /s/ Neil J. Model
                                       -----------------------------------------
                                       Neil J. Model

                                       Address: 19 Creekside Drive
                                                Ivyland, PA 18974



                                       /s/ James J. Wankmiller
                                       /s/ Maureen C. Wankmiller
                                       -----------------------------------------
                                       James J. Wankmiller and
                                       Maureen C. Wankmiller

                                       Address: 106 Wisteria Lane
                                                Media, PA 19063

                                       /s/ Arthur E. Rogers, Jr.
                                       -----------------------------------------
                                       Arthur E. Rogers, Jr.

                                       Address: 11 Gregory Street
                                                Marblehead, MA 01945



                                       /s/ David L. Coran
                                       -----------------------------------------
                                       David L. Coran

                                       Address: 10124 N. Vintage Court
                                                Mequon, WI 53092



                                       /s/ Dr. Arnold G. Coran
                                       /s/ Susan W. Coran
                                       -----------------------------------------
                                       Dr. Arnold G. Coran and Susan W. Coran

                                       Address: 505 E. Huron Street, Apt. 802,
                                                Ann Arbor, MI 48104



                                       /s/ Lawrence D. Rovin
                                       -----------------------------------------
                                       PB Alex Brown LLC Custodian for the
                                       benefit of Lawrence D. Rovin IRA

                                       Address: 312 Berleley Road
                                                Merion, PA 19066



                                       /s/ Lawrence J. Arem
                                       -----------------------------------------
                                       Lawrence J. Arem

                                       Address: 645 Hazelhurst Avenue
                                                Merion Station, PA 19066

                                       /s/ Malcolm T. Brown
                                       -----------------------------------------
                                       Malcolm T. Brown

                                       Address: 25 West 13th Street, Apt. 6FN,
                                                New York, NY 10011



                                       /s/ Barry J. Siegel
                                       -----------------------------------------
                                       Barry J. Siegel

                                       Address: 747 Clarendon Road
                                                Narberth, PA 19072



                                       /s/ Keith W. Kaplan
                                       -----------------------------------------
                                       Keith W. Kaplan

                                       Address: 13 Whyte Drive
                                                Voorhees, NJ 08043



                                       /s/ David S. Forman
                                       -----------------------------------------
                                       David S. Forman

                                       Address: 1 Shingle Oak Court
                                                Voorhees, NJ 08043



                                       /s/ Alan Gottlob
                                       -----------------------------------------
                                       Alan Gottlob

                                       Address: 112 Banning Drive
                                                Voorhees, NJ 08043

                                       /s/ Frank A. Anglin
                                       /s/ Mary E. Anglin
                                       -----------------------------------------
                                       Frank A. Anglin and Mary E. Anglin

                                       Address: 337 East Woodland Road
                                                Lake Bluff, IL  60044



                                       /s/ Gregory J. Walsh
                                       -----------------------------------------
                                       Gregory J. Walsh

                                       Address: 620 West Melissa Circle
                                                Yardley, PA 19067



                                       /s/ Jennifer C. Fairfield
                                       -----------------------------------------
                                       Jennifer C. Fairfield

                                       Address: 13045 E. Austin Road,
                                                Manchester, MI 48158



                                       /s/ Richard Gordon
                                       -----------------------------------------
                                       Richard Gordon

                                       Address: 102 Lockerbie Lane
                                                West Chester, PA 19382



                                       /s/ Paul Knittel
                                       -----------------------------------------
                                       Paul Knittel

                                       Address: 206 Cardinal Drive,
                                                Conshohocken, PA 19428

                                       /s/ John Tefft
                                       -----------------------------------------
                                       John Tefft

                                       Address: 5045 Ten Mills Road
                                                Columbia, MD 21044



                                       /s/ Michael Karp
                                       -----------------------------------------
                                       Michael Karp

                                       Address: c/o University City Housing
                                                3418 Sansom Street
                                                Philadelphia, PA 19104